                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [x] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              AMPACE CORPORATION
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

                              AMPACE CORPORATION
-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [ ] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:


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    (2) Aggregate number of securities to which transaction applies:


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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:


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    (5) Total fee paid:


--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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
                              [AMPACE CORPORATION LETTERHEAD]




April 7, 1997


To Our Stockholders:

     You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Ampace Corporation (the "Company") to be held at the SunTrust Bank Financial Center, Main Floor Conference Room, 9950 Kingston Pike, Knoxville, Tennessee on Thursday, May 15, 1997, at 9:00 a.m. Eastern Standard Time. I hope you will be able to attend this Meeting.

     We will review the Company's results of operations for fiscal 1996 and report on other matters of interest. There will be an opportunity following the formal Meeting for informal questions and discussions.

     On behalf of the Board of Directors and management of Ampace Corporation, we thank you for your continued support and confidence in the Company.


Sincerely,

/s/ Jay N. Taylor

Jay N. Taylor
President and CEO

                               AMPACE CORPORATION
                              130 MABRY HOOD ROAD
                           KNOXVILLE, TENNESSEE 37922
                                _______________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 15, 1997
                                _______________


TO:  THE STOCKHOLDERS OF
     AMPACE CORPORATION


     You are hereby notified that the Annual Meeting of Stockholders of Ampace Corporation will be held at SunTrust Bank Financial Center, Main Floor Conference Room, 9950 Kingston Pike, Knoxville, Tennessee, on May 15, 1997 at 9:00 a.m., Eastern Standard Time, for the purpose of reviewing the Company's 1996 financial results. The Company will not consider any business at this year's Annual Meeting of Stockholders requiring a stockholder's vote. Therefore, the Company is not soliciting stockholder proxies and the purpose of this year's Proxy Statement is strictly to provide general information about the Company, its Board of Directors and executive officers.

     The Board of Directors has fixed the close of business on March 24, 1997, as the record date for determining the stockholders entitled to notice of the Annual Meeting. The transfer books will not be closed. A list of such stockholders will be maintained at the Company's offices, 130 Mabry Hood Road, Suite 220, Knoxville, Tennessee, during the ten-day period prior to the date of the meeting and will be available for inspection during ordinary business hours by stockholders of the Company.

     All stockholders are cordially invited to attend the meeting.

     The annual report of the Company for the year ended December 31, 1996 is being mailed to all stockholders of record and accompanies this Proxy Statement.

                                      By order of the Board of Directors


                                      /s/ Bruce W. Jones

                                      Bruce W. Jones, Secretary

Knoxville, Tennessee
April 7, 1997

                               AMPACE CORPORATION
                         130 MABRY HOOD ROAD, SUITE 220
                           KNOXVILLE, TENNESSEE 37922
                                 (423) 691-5799
                                _______________


                                PROXY STATEMENT
                                 April 7, 1997
                                _______________

                      1997 ANNUAL MEETING OF STOCKHOLDERS

                                _______________


                              GENERAL INFORMATION

     This Proxy Statement is provided as general information by Ampace Corporation, a Delaware corporation (the "Company"), to the stockholders of the Company in connection with notice of the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held at SunTrust Bank Financial Center, Main Floor Conference Room, 9950 Kingston Pike Knoxville, Tennessee at 9:00 a.m., Eastern Standard Time, on Thursday, May 15, 1997. As there will not be any business conducted at the Annual Meeting requiring a vote of the stockholders, the Company's Board of Directors is not soliciting proxies. A copy of the notice of meeting and annual report accompany this Proxy Statement. It is anticipated that the mailing of this proxy statement will commence on or about April 7, 1997.

     The expense of preparing, printing and mailing this Proxy Statement will be borne by the Company. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward the Proxy Statement to the beneficial owners of shares of Common Stock as of the record date and will provide reimbursement for the cost of forwarding the Proxy Statement in accordance with customary practice.

     As of March 24, 1997, the Company had outstanding 3,075,000 shares of its common stock, par value $.0001 per share (the "Common Stock"), and there were no outstanding shares of any other class of stock. Only stockholders of record at the close of business on March 24, 1997, will be entitled to notice of the Annual Meeting.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth, as of March 24, 1997, the number and percentage of shares of Ampace Common Stock beneficially owned by any person who is the beneficial owner of more than five percent of the total outstanding Ampace Common Stock, by each director of Ampace, by each named executive officer of Ampace and by all directors and executive officers of Ampace as a group. Information as to beneficial ownership is based upon statements furnished to Ampace by such persons. Each person has sole voting and investment power with respect to the shares shown, except as noted.


         Name and Address              Amount and Nature of
        of Beneficial Owner            Beneficial Ownership     Percent of Class
-----------------------------------  -------------------------  ----------------
Bruce W. Jones
130 Mabry Hood Road, Suite 220
Knoxville, Tennessee 37922.........           354,350(1)                    11.3

Jay N. Taylor
130 Mabry Hood Road, Suite 220
Knoxville, Tennessee 37922.........           354,350(1)                    11.3

David C. Freeman
130 Mabry Hood Road, Suite 220
Knoxville, Tennessee 37922.........           354,350(1)                    11.3

Douglas M. Harper
806 Moss Creek Plantation
Duluth, Georgia 30155..............             5,000(2)                       *

David A. Lyman
10891 Coronel Road
Santa Ana, California 92705........             6,430(2)                       *

All Directors and Executive
Officers
as a group (5 persons).............         1,074,480(1)(2)(3)              32.8

* Less than one percent

(1) Includes options to purchase 64,350 shares of Ampace Common Stock currently exercisable pursuant to his employment and stock option agreement, which grants an option to purchase up to 107,250 shares of Ampace Common Stock, as adjusted for a 43% stock dividend in 1995.

(2) Includes options to purchase 5,000 shares of Ampace Common Stock pursuant to the Non-Employee Directors and Advisors Plan.

(3) Excludes (i) the 42,900 shares of Ampace Common Stock underlying options, as adjusted for a 43% stock dividend in 1995, that are not currently exercisable pursuant to the employment and stock option agreements between Ampace and each of Messrs. Taylor, Jones and Freeman; and (ii) warrants held by the underwriters of Ampace's initial public offering for the purchase of 120,000 shares of Ampace Common Stock exercisable after February 16, 1996.

                               BOARD OF DIRECTORS

     The By-laws of the Company provide that the number of directors of the Company shall be not less than 5 nor more than 10 and will be determined from time to time by resolution of the Board of Directors. The number of directors is currently set at 5. The By-laws of the Company provide for a classified Board of Directors presently consisting of 2 classes elected to hold office for terms of 3 years or until their successors are elected and qualified. Listed below are the directors of the Company and when their terms expire.


                                           Positions with Company, Business, Age  and Other
Name                                 Age   Positions
----                                 ---   ---------
A. TERMS EXPIRING IN 1998:
Jay N. Taylor                         48   Mr. Taylor has served as President
                                           and Chief Executive Officer of the
                                           Company since August 1995.  Prior
                                           to that he was the Company's Chief
                                           Operating Officer from November
                                           1994.  From 1988 to 1989, Mr.
                                           Taylor served as Senior Vice
                                           President of Country Wide
                                           Transport, a publicly-traded
                                           truckload carrier.  From 1987 to
                                           1988 he was Senior Vice President,
                                           Operations and Marketing of
                                           Tri-State Motor Transit, a
                                           publicly-traded specialized
                                           carrier. Prior to that time, he
                                           served as a member of the executive
                                           management team at Schneider
                                           National, Inc., where he led
                                           business development and planning
                                           for eight years, Mr. Taylor started
                                           his career with Union Pacific
                                           Railroad as a financial analyst.
                                           From 1990 to 1995 he was a
                                           Principal in the Beta Group, Inc.,
                                           an analytical and crisis management
                                           company specializing in the
                                           transportation services industry.

Bruce W. Jones                        49   Mr. Jones has served as Chairman of
                                           the Board of Directors and Chief
                                           Financial Officer of the Company
                                           since August 1995.  Prior to that
                                           he was Chief Executive Officer from
                                           November 1994.  From 1986 to 1991
                                           he was Executive Vice President and
                                           Chief Financial Officer of J. B.
                                           Hunt Transport, Inc., the largest
                                           publicly-traded truckload carrier.
                                           From 1976 to 1985, he was Corporate
                                           Controller of Schneider National,
                                           Inc., the largest privately held
                                           truckload carrier. Mr. Jones is a
                                           Certified Public Accountant.  From
                                           1991 to 1993, he was the President
                                           and Chief Operating Officer of
                                           Family Vision Center, Inc., a
                                           privately-held optical retail and
                                           manufacturing company with 170
                                           retail locations in Wal-Mart, Sam's
                                           Club and Sears.




David C. Freeman                      50   Mr.  Freeman has served as
                                           Executive Vice President and Chief
                                           Operating Officer since August
                                           1995.  Prior to that, he was
                                           Executive Vice President,
                                           Operations and has served as a
                                           director since November, 1994.
                                           From 1983 to 1989, Mr. Freeman was
                                           Group Vice President of Leaseway
                                           Transportation ("Leaseway") and led
                                           the start-up of a non-union, less
                                           than truckload operation for
                                           Leaseway.  From 1971 to 1982, he
                                           was President of Midwestern
                                           Distribution, Inc. a large
                                           publicly-traded trucking company,
                                           which was acquired by Leaseway in
                                           1982.  From 1990 to 1995, he was a
                                           Principal in the Beta Group, Inc.
B. TERMS EXPIRING IN 1999:
David A. Lyman                        49   Mr. Lyman has served as a Director
                                           of the Company since September
                                           1995.  Since late 1996, Mr. Lyman
                                           has been the Chief Operating
                                           Officer of Peabody's Coffee, Inc.
                                           Prior to that, he served as a
                                           director of The Synectics Group, a
                                           financial and management consulting
                                           organization providing strategic
                                           funding solutions to growth
                                           companies.  From August 1992 to
                                           August 1993, Mr. Lyman was Vice
                                           President of Operations of Family
                                           Vision Center.  From May 1991 to
                                           August 1992, he was a principal of
                                           the Beta Group.  From March 1989 to
                                           May 1991, Mr. Lyman served as Vice
                                           President of Human Resources and
                                           Administration of Capitol-EMI
                                           Music, Inc., a music company with
                                           record labels, a manufacturing
                                           plant and a sales and distribution
                                           organization.  From September 1985
                                           to September 1989, he was President
                                           of Organizational Perspectives
                                           Inc., a consulting practice
                                           focusing on organizational
                                           performance in turnaround and
                                           growth firms.  Prior to that, Mr.
                                           Lyman served as Vice President of
                                           Human Resources at Godfathers Pizza
                                           and prior to that, he served in
                                           various positions at PepsiCo Inc.

Douglas M. Harper                     49   Mr. Harper has been the Regional
                                           Manager for the Packaging Division
                                           of Georgia-Pacific Corporation
                                           since 1992 and is responsible for
                                           the manufacturing, distribution,
                                           sales and administrative operations
                                           of all corrugated container
                                           facilities in the Eastern Region.
                                           Mr. Harper has held a variety of
                                           positions within Georgia-Pacific
                                           Corporation since 1984.  Prior to
                                           that, Mr. Harper has also served as
                                           Vice President, Sales for The Grow
                                           Group as well as having held a
                                           number of positions for the former
                                           Peterson/Puritan, Inc.  He has a BA
                                           from the University of Illinois and
                                           a MS from Eastern Illinois
                                           University.


COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     In February 1995 the Board of Directors established the following standing committees of the Board of Directors, whose present members are as identified below:

     The Audit Committee consists of Messrs. Jones, Harper and Lyman and is responsible for monitoring the financial policies and control procedures of the Company and generally reviewing the scope and results of the audit engagement of the Company's independent auditors. During the fiscal year ended December 31, 1996, this committee met two times.

     The Compensation Committee of the Board of Directors consists of Messrs. Taylor, Harper and Lyman. This committee of the Board has the general responsibility for establishing compensation programs for the executive officers of the Company. All executive officers who serve on the Board abstain from voting on compensation affecting those executive officers who are Board members. During the fiscal year ended December 31, 1996, this committee met three times.

     During the fiscal year ended December 31, 1996, the Board of Directors met five times. In addition, one meeting has been held thus far in 1997. No member of the Board of Directors attended fewer than 75% of the total number of meetings held by the Board of Directors and the committees on which he served.

SUMMARY COMPENSATION TABLE

     The following table sets forth all compensation paid and payable by the Company for services rendered during the last three fiscal years ended December 31, 1996 and 1995 to its Chief Executive Officer and the Chief Financial Officer, respectively (the "Named Executive Officers"). No other executive officers of the Company received more than $100,000 in total compensation during the last fiscal year.

          SUMMARY COMPENSATION TABLE AND LONG-TERM COMPENSATION AWARDS

     Annual Compensation Long-term Compensation

                                                                  Restricted
                                                                    Stock     Options/   LTIP
 Name and Principal         Salary                Other Annual     Award(s)     SARs    Payouts     All Other
      Position        Year  ($)(1)   Bonus ($)  Compensation ($)     ($)       (#)(1)     ($)    Compensation ($)
-----------------------------------------------------------------------------------------------------------------
Jay N. Taylor,        1996  50,000                                               -
President & CEO       1995  45,455       -             -              -       107,250      -
-----------------------------------------------------------------------------------------------------------------
Bruce W. Jones,       1996  100,000                                              -
Chairman & CFO        1995  45,455    116,000          -              -       107,250      -
=================================================================================================================

     (1) See "Employment and Stock Option Agreements."


STOCK OPTIONS

     No options to purchase shares of Common Stock were granted to the Named Executive Officers during 1996.

     AGGREGATED OPTION/SAR EXERCISED IN 1996 AND YEAR-END OPTION/SAR VALUES



                                           Number of Unexercised     Value of Unexercised
                     Shares      Value    Options/SARs at FY-End  in-the-Money Options/SARs
                  Acquired on   Realized     (#) Exercisable/         ($) Exercisable/
      Name        Exercise (#)    ($)         Unexercisable             Unexercisable
Jay N. Taylor     -             -                  64,350/42,900                        0/0
-------------------------------------------------------------------------------------------
Bruce W. Jones    -             -                  64,350/42,900                        0/0
===========================================================================================

EMPLOYMENT AND STOCK OPTION AGREEMENTS

     On February 16, 1995, the Company entered into a five-year Employment and Stock Option Agreement with Jay N. Taylor and Bruce W. Jones. For the period ended December 31, 1996, Messrs. Taylor and Jones received $50,000 and $100,000, respectively. Commencing January 1, 1997 and in each year thereafter, the amount of compensation will be subject to such amount as determined by the Compensation Committee. In addition, each executive is entitled to participate in certain benefits including health insurance coverage, and other benefits customarily provided to executive employees.

     As part of their employment agreements, Messrs. Taylor and Jones have each been granted an option to purchase 75,000 shares of the Company's Common Stock. The outstanding options and option exercise prices were subsequently adjusted on a pro rata basis for the effects of a 43% stock dividend in 1995. The options are exercisable in equal annual installments of 21,450 shares beginning February 16, 1995 at an initial price of 125% of the initial offering price, as adjusted for the stock dividend, for the first installment. Future installment prices increase $.50 per share at each installment exercise date. The options expire seven years after the options are granted.

     The employment agreements further provide that the executives will be entitled to a severance payment equal to the greater of one (1) year's salary or $100,000 in the event such executive is terminated for any reason other than "cause." For purposes of the employment agreements, "cause" is defined as (i) the commission of a felony or a crime involving moral turpitude or the commission of any other act involving dishonesty, disloyalty or fraud with respect to the Company or any of its subsidiaries, (ii) conduct tending to bring the Company or any of its subsidiaries into substantial public disgrace or disrepute, (iii) willful disregard of significant management responsibilities directed by the Board, (iv) gross negligence or willful misconduct with respect to the Company or any of its subsidiaries or (v) any other material breach of this Agreement that is not cured within 15 days after written notice thereof to the Executive.

     The employment agreements further provide that upon the termination of an executive's employment with the Company, that such executive will not engage in a business that is in competition with the Company for a period of twelve (12) months following termination.

KEY EMPLOYEE INCENTIVE STOCK OPTION PLAN

     The Company has adopted an incentive stock option plan for certain key employees of the Company except Messrs. Jones, Taylor and David C. Freeman (the "Key Employee Incentive Stock Option Plan"). The Key Employee Incentive Stock Option Plan will be construed, interpreted and administered by the Compensation Committee. The Compensation Committee has the discretion to determine the individuals to whom options are granted, the number of shares subject to the options, the exercise price of the options, the period over which the options become exercisable, the term of the options and certain other provisions relating to the options.

     Under the Key Employee Incentive Stock Option Plan, the Compensation Committee is authorized to grant options to purchase up to 150,000 shares of the Company's Common Stock to key employees except Messrs. Jones, Taylor and Freeman. Shares of Common Stock underlying options that expire unexercised will be available for future option grants under the Key Employee Incentive Stock Option Plan.

     The number of shares available for grant of options under the Key Employee Incentive Stock Option Plan and the number of shares included in each outstanding option are subject to adjustment upon recapitalizations, stock splits or other similar events that cause changes in the Company's Common Stock. The Company must retain sufficient authorized but unissued shares of Common Stock to assure itself of its ability to perform its obligations under the Key Employee Incentive Stock Option Plan.

     The Key Employee Incentive Stock Option Plan provides for the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The exercise price of each option under the Key Employee Incentive Stock Option Plan must be at least equal to the fair market value of the Common Stock on the date the incentive stock option is granted. No income is recognized for federal income tax purposes when an option under the Key Employee Incentive Stock Option Plan is exercised and no deduction is available to the Company.

     The maximum term of options granted under the Key Employee Incentive Stock Option Plan generally will be ten years. Subject to that limitation, the Compensation Committee has discretion to decide the period over which options may be vested and exercised. In addition, the Compensation Committee may specify that an option will terminate prior to the end of its stated terms upon termination of employment (which includes for this purpose termination of a consulting relationship in the case of a consultant), disability or death. Options which contain vesting schedules ordinarily will become fully exercisable in the event of disability or death.

     Options are not transferable, except by will or pursuant to the laws of descent and distribution, and are exercisable only by the option holder during his lifetime or, in the event of disability or death, by the option holder's guardian or legal representative and only within thirty (30) days of termination of employment.

     The vesting of options will be accelerated upon a "Change in Control" of the Company. A Change in Control is deemed to have occurred if (a) a person (as such term is used in Section 13(d) of the Exchange Act) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, in one or more transactions, of shares of Common Stock of the Company representing 50 percent or more of the total number of votes that may be cast by all stockholders of the Company voting as a single class, without the approval or consent of the Company's Board of Directors, (b) there is a consolidation or merger of the Company in which the Company is not the surviving corporation, or (c) a plan or proposal for the liquidation or dissolution of the Company is adopted.

     As of December 31, 1996, options to purchase 10,000 shares of Common Stock were outstanding under the Key Employee Incentive Stock Option Plan.

NON-EMPLOYEE DIRECTORS AND ADVISORS PLAN

     The Company has adopted a stock option plan for the benefit of directors and advisors to the Board of Directors who are not salaried employees of the Company or full-time consultants to the Company (the "Non-Employee Directors and Advisors Plan") pursuant to which 60,000 shares of Common Stock have been reserved for issuance upon exercise of such options. The purpose of the Non-Employee Directors and Advisors Plan is to advance the interests of the Company by affording eligible directors and advisors of the Company the opportunity to acquire equity interests or increase their equity interests in the Company. Each eligible director and advisor in office at the effective date of the initial public offering of the Company and at adjournment of each annual meeting held after the effective date of the initial public offering will automatically be granted an option to purchase 5,000 shares of the Company's Common Stock at an exercise price per share not less than 125% of the closing price of the Common Stock on the date of grant. An option may be exercised at any time within ten years from the date of grant. The number of shares which may be purchased upon exercise of an option is subject to adjustment in certain circumstances.

     Generally, for federal income tax purposes, options granted under the Non-Employee Directors and Advisors Plan will not result in any taxable income to the optionee at the time of grant. The optionee will generally realize ordinary income, however, at the time of exercise of the option, in an amount measured by the excess of the fair market value of the optioned shares at the time of exercise over the option price, regardless of whether the option price is paid in cash or shares. Options granted under the Non-Employee Directors and Advisors Plan are not transferable other than by will or the laws of descent and distribution, and in the event of disability or death, an option may be exercised by the optionee's guardian or legal representative and only within thirty (30) days after the optionee is no longer a director or advisor to the Board of Directors.

     As of December 31, 1996, options to purchase 10,000 shares were outstanding under the Non-Employee Directors and Advisors Plan.

401(K) PLAN

     Effective January 1, 1997 the MDX 401(k) program was terminated. This was the only Company 401(k) plan in effect.

DIRECTORS' COMPENSATION

     Directors are reimbursed for reasonable travel expenses incurred in connection with attending meetings. All Directors are eligible to receive a fee of $1,000 per meeting for serving as a director and for serving on committees of the Board of Directors. Non-employee directors are also eligible to receive options to acquire shares of Common Stock as described above under the Non-Employee Directors and Advisors Plan.

                         COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity security, to file with the Securities and Exchange Commission ("SEC") and Nasdaq reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during the 1996 fiscal year, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were completed with the exception of one late report filed. David A. Lyman, Director, did not report until his year-end report on Form 5 that he owned 1,430 shares of Common Stock on August 25, 1995, the date on which the reporting person became a director.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Transactions with affiliates of the Company are subject to approval by a majority of the Board of Directors, including a majority of the disinterested members of the Board of Directors, and will be made on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                 STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

     Stockholder proposals for the 1998 Annual Meeting of Stockholders of the Company must be received no later than January 2, 1998 at the Company's principal executive offices, 130 Mabry Hood Road, Suite 220, Knoxville, Tennessee, directed to the attention of the Secretary, in order to be considered for inclusion in next year's annual meeting proxy material.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG Peat Marwick LLP, the Company's independent public accountants, has examined the Company's financial statements for the fiscal year ended December 31, 1996. The Company expects representatives of KPMG Peat Marwick LLP to be available during the Annual Meeting to respond to appropriate questions from stockholders.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Annual Meeting. Since proxies are not being solicited for the meeting, no action will be conducted at the Annual Meeting requiring the vote of the Stockholders.

                            EXPENSES OF SOLICITATION

     All expenses incident to the distribution of the Proxy Statement by the Company will be paid by the Company. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in forwarding copies of the Proxy Statement to beneficial owners of Common Stock held of record by such persons.

                             By order of the Board of Directors

                             /s/ Bruce W. Jones
                             __________________________________
                             Bruce W. Jones, Secretary

Knoxville, Tennessee
April 7, 1997